Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Atish Shah
Vice President – Investor Relations
Hilton Hotels Corporation
(310) 205-8664 phone
atish_shah@hilton.com

HILTON HOTELS CORPORATION ISSUES CORRECTION OF SYSTEM-WIDE REVPAR STATISTICS REPORTED IN SECOND QUARTER EARNINGS RELEASE

Beverly Hills, Calif., August 2, 2006  —   Hilton Hotels Corporation (NYSE: HLT) issued the following correction of the system-wide RevPAR statistics reported yesterday in its second quarter earnings release:  On a system-wide basis (including owned, leased, managed and franchised properties) and pro forma as if the acquisition of Hilton International had occurred January 1, 2005, the company’s brands showed second quarter RevPAR gains (on a U.S. dollar basis) as follows:  Doubletree, 11.5 percent; Hampton Inn, 9.2 percent; Hilton Garden Inn, 10.0 percent; Embassy Suites, 9.4 percent; Hilton, 8.4 percent; Homewood Suites by Hilton, 8.6 percent; and Conrad, 7.1 percent.

Attached are revised comparable system-wide statistics pages (by region and by brand) reflecting the corrected statistics.

The company noted that the corrected statistics have no impact on reported financial results, reported comparable owned and leased statistics, or on its 2006 outlook.

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HILTON HOTELS CORPORATION
Comparable Systemwide Statistics (1)
Regional Summary

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2005	2006	Change		2005	2006	Change

North America (US & Canada)
Occupancy	75.8%	76.6%	0.8	pts	71.7%	73.4%	1.7	pts
Average Rate	$111.41	$120.78	8.4%		$110.26	$119.26	8.2%
RevPAR	$84.50	$92.53	9.5%		$79.09	$87.49	10.6%

United Kingdom & Ireland
Occupancy	75.5%	78.1%	2.6	pts	71.3%	75.1%	3.8	pts
Average Rate	$169.16	$172.85	2.2%		$168.60	$167.06	(0.9)%
RevPAR	$127.78	$135.08	5.7%		$120.15	$125.45	4.4%

Continental Europe
Occupancy	71.8%	73.6%	1.8	pts	65.0%	66.9%	1.9	pts
Average Rate	$164.33	$173.02	5.3%		$159.40	$162.36	1.9%
RevPAR	$118.04	$127.35	7.9%		$103.66	$108.60	4.8%

Africa
Occupancy	64.1%	71.7%	7.6	pts	64.9%	69.5%	4.6	pts
Average Rate	$128.46	$135.62	5.6%		$127.74	$134.59	5.4%
RevPAR	$82.40	$97.23	18.0%		$82.94	$93.55	12.8%

Middle East
Occupancy	76.6%	71.4%	(5.2	)pts	76.3%	72.7%	(3.6	)pts
Average Rate	$80.39	$89.21	11.0%		$91.10	$97.13	6.6%
RevPAR	$61.61	$63.71	3.4%		$69.50	$70.59	1.6%

Asia Pacific
Occupancy	75.4%	75.9%	0.5	pts	74.9%	76.0%	1.1	pts
Average Rate	$126.30	$131.80	4.4%		$126.69	$132.45	4.5%
RevPAR	$95.19	$100.06	5.1%		$94.89	$100.62	6.0%

Latin America & Caribbean
Occupancy	69.4%	72.2%	2.8	pts	69.0%	72.6%	3.6	pts
Average Rate	$112.91	$124.35	10.1%		$118.49	$129.74	9.5%
RevPAR	$78.40	$89.74	14.5%		$81.78	$94.15	15.1%

Nordic
Occupancy	66.1%	64.8%	(1.3	)pts	60.7%	62.1%	1.4	pts
Average Rate	$114.56	$116.16	1.4%		$115.88	$113.29	(2.2)%
RevPAR	$75.78	$75.23	(0.7)%		$70.32	$70.40	0.1%

Total
Occupancy	75.0%	75.6%	0.6	pts	71.0%	72.5%	1.5	pts
Average Rate	$115.36	$124.24	7.7%		$114.55	$122.43	6.9%
RevPAR	$86.47	$93.95	8.7%		$81.28	$88.82	9.3%

(1) Statistics are presented pro forma as if the acquisition of Hilton International had occurred January 1, 2005.  Includes hotels in the system as of June 30, 2006 which were in the system of HHC or HI since January 1, 2005.  Excludes the Company’s owned hotels in New Orleans.  Excludes data for HI franchise hotels.

HILTON HOTELS CORPORATION
Comparable Systemwide Statistics (1)
Brand Summary

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2005	2006	Change		2005	2006	Change

Hilton
Occupancy	74.8%	75.4%	0.6	pts	71.2%	72.7%	1.5	pts
Average Rate	$139.33	$149.76	7.5%		$138.28	$146.93	6.3%
RevPAR	$104.19	$112.95	8.4%		$98.40	$106.81	8.5%

Hilton Garden Inn
Occupancy	73.6%	75.1%	1.5	pts	69.6%	72.1%	2.5	pts
Average Rate	$104.34	$112.36	7.7%		$103.41	$111.00	7.3%
RevPAR	$76.77	$84.42	10.0%		$72.02	$80.08	11.2%

Doubletree
Occupancy	74.4%	75.9%	1.5	pts	70.7%	72.7%	2.0	pts
Average Rate	$111.92	$122.20	9.2%		$110.69	$120.33	8.7%
RevPAR	$83.24	$92.78	11.5%		$78.29	$87.46	11.7%

Embassy Suites
Occupancy	77.3%	77.7%	0.4	pts	73.9%	75.5%	1.6	pts
Average Rate	$129.50	$140.87	8.8%		$128.65	$139.15	8.2%
RevPAR	$100.08	$109.49	9.4%		$95.13	$105.02	10.4%

Homewood Suites by Hilton
Occupancy	78.5%	79.5%	1.0	pts	75.4%	76.9%	1.5	pts
Average Rate	$101.83	$109.08	7.1%		$101.15	$108.17	6.9%
RevPAR	$79.89	$86.77	8.6%		$76.28	$83.19	9.1%

Hampton
Occupancy	76.0%	76.7%	0.7	pts	71.3%	72.8%	1.5	pts
Average Rate	$87.42	$94.61	8.2%		$86.46	$93.48	8.1%
RevPAR	$66.40	$72.54	9.2%		$61.68	$68.02	10.3%

Scandic
Occupancy	65.9%	64.5%	(1.4	)pts	60.4%	61.8%	1.4	pts
Average Rate	$109.95	$111.55	1.5%		$111.79	$109.30	(2.2)%
RevPAR	$72.48	$71.97	(0.7)%		$67.57	$67.57	—%

Conrad
Occupancy	72.5%	69.4%	(3.1	)pts	69.6%	68.6%	(1.0	)pts
Average Rate	$145.36	$162.52	11.8%		$145.29	$160.27	10.3%
RevPAR	$105.38	$112.81	7.1%		$101.17	$109.93	8.7%

Other
Occupancy	80.0%	82.0%	2.0	pts	71.8%	77.5%	5.7	pts
Average Rate	$139.71	$149.01	6.7%		$128.83	$136.05	5.6%
RevPAR	$111.81	$122.22	9.3%		$92.45	$105.41	14.0%

Total
Occupancy	75.0%	75.6%	0.6	pts	71.0%	72.5%	1.5	pts
Average Rate	$115.36	$124.24	7.7%		$114.55	$122.43	6.9%
RevPAR	$86.47	$93.95	8.7%		$81.28	$88.82	9.3%

(1)  Statistics are presented pro forma as if the acquisition of Hilton International had occurred January 1, 2005.  Includes hotels in the system as of June 30, 2006 which were in the system of HHC or HI since January 1, 2005.  Excludes the Company’s owned hotels in New Orleans.  Excludes data for HI franchise hotels.